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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


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                (Name of Registrant as Specified In Its Charter)

                           IKOS SYSTEMS, INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                                     Filed by IKOS Systems, Inc.
                  Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
                                             Subject Company: IKOS Systems, Inc.
                                                     Commission File No. 0-18623


Certain Information Concerning Participants:

On July 2, 2001 IKOS Systems, Inc. announced that it had entered into a merger agreement with Synopsys, Inc. providing for the acquisition by Synopsys of all outstanding shares of IKOS.

The following individuals, all of whom are directors or executive officers of IKOS, may be deemed participants in the solicitation of proxies on behalf of the Company's Board of Directors: Ramon Nunez (President, Chief Executive Officer and Director of the Company), Joseph Rockom (Vice President of Finance and Chief Financial Officer of the Company), Robert Hum (Chief Information Officer of the Company), Daniel Hafeman (Chief Technology Officer of the Company), Thomas Gardner (Vice President, Worldwide Sales of the Company), Gerald Casilli (Chairman of the Board of the Company), Jackson Hu (Director of the Company), James Oyler (Director of the Company), William Stevens (Director of the Company) and Glenn Penisten (Director of the Company).

In the aggregate, as of January 9, 2002, these individuals beneficially own 1,319,576 shares of the Company's Common Stock, including 798,521 shares subject to stock options exercisable within 60 days of January 9, 2002. Five officers beneficially own more than 1% of the Company's Common Stock. Mr. Casilli beneficially owns 4.23% of the Company's Common Stock, Mr. Nunez beneficially owns 2.94% of the Company's Common Stock, Mr. Rockom beneficially owns 1.75% of the Company's Common Stock, Mr. Hum beneficially owns 1.58% of the Company's Common Stock and Mr. Hafeman beneficially owns 1.36% of the Company's Common Stock. In addition to cash compensation payable to outside directors, under the Company's 1995 Outside Directors Stock Option Plan each outside director receives an initial grant of options to purchase 24,000 shares of Common Stock of the Company and an automatic annual grant of an additional option to purchase 6,000 shares of Common Stock of the Company.
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Messrs. Hu, Oyler, Penisten and Stevens hold options under the Company's 1995
Outside Director Stock Option Plan, which provides that in the event of a Transfer of Control (as defined in the Plan) any unexercisable or unvested portion of the outstanding options under such plan shall be immediately exercisable and vested in full as of the date ten days prior to the closing date of the Transfer of Control. Messrs. Casilli, Rockom, Nunez, Hum, Hafeman and Gardner are parties to employment agreements with the Company which provide for, among other things, the continued receipt of benefits, including salary and incentive compensation, as well as acceleration of vesting of options under the 1995 Stock Option Plan, if within one year of a Transfer of Control the employee is terminated without Cause. It is a condition under the Merger Agreement that Messrs. Nunez, Rockom, Hum, Hafeman and Gardner enter into agreements which also provide certain benefits upon a termination for reason other than cause after the closing of the merger, as well as an agreement to be bound by a covenant not to compete. Investors and security holders may obtain additional information regarding the interests of the participants by reading the registration statement and proxy statement-prospectus that have been filed with the Securities and Exchange Commission.

Additional Information: In connection with the proposed merger, Synopsys, Inc. filed a Registration Statement on Form S-4 (including a Proxy Statement/Prospectus) and IKOS filed a Preliminary Proxy Statement on Aug. 9, 2001, and an Amendment No. 1 to the Registration Statement on Form S-4 and Proxy Statement/Prospectus was filed on Oct. 18, 2001 (Registration No. 333-67184), each containing information about the proposed merger, with the Securities and Exchange Commission ("SEC"). At such time the SEC declares the Form S-4 Registration Statement (including the Proxy Statement/Prospectus) to be effective, IKOS will mail the Proxy Statement/Prospectus to IKOS stockholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when each document becomes available. The Registration Statement and the Proxy Statement/Prospectus contain important information about Synopsys, IKOS, the proposed merger and related matters. Investors and security holders will be able to obtain free copies of these documents through the web site maintained by the SEC at http://www.sec.gov.

Free copies of the Registration Statement, Proxy Statement/Prospectus and Synopsys' other filings may also be obtained by accessing Synopsys' web site at http://www.synopsys.com or by directing a request by mail or telephone to Synopsys, Inc., 700 East Middlefield Rd., Mountain View, Calif. 94043, 650/584-5000. Free copies of the Proxy Statement/Prospectus and IKOS' other filings may also be obtained by accessing IKOS' web site at http://www.ikos.com or by directing a request by mail or telephone to IKOS Systems, Inc., 79 Great Oaks Blvd., San Jose, Calif. 95119, 408/284-0400.
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You may read and copy any reports, statements and other information filed by
Synopsys and IKOS at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, N.Y. and Chicago, Ill. Please call the Commission at 1-800-SEC-0330 for further information on public reference rooms. Synopsys' and IKOS' filings with the Commission are also available to the public from commercial document-retrieval services and the web site maintained by the Commission at http://www.sec.gov.